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                                  AMENDMENT TO
                            WARRANT MODIFICATION AND
                               EXERCISE AGREEMENT

         AMENDMENT TO WARRANT MODIFICATION AND EXERCISE AGREEMENT, dated as of July 10, 1996, by and among STRATASYS, INC., a Delaware corporation (the "Company"), VERTICAL FINANCIAL INC., a British Virgin Islands corporation ("Vertical"), ROBB MATZNER ("Matzner"), NATHAN LOW ("Low"), FLOY L. SHAEFFER ("Shaeffer"), DONALD HEIMSTAEDT ("Heimstaedt"), SUNRISE SECURITIES CORP., a New York corporation ("Sunrise"), and ISRAEL SECURITIES CENTER CORP., a New York corporation ("ISCC").

                                 R E C I T A L S

         The Company, Vertical, Matzner, Low, Shaeffer, Heimstaedt, and Sunrise are parties to a Warrant Modification and Exercise Agreement, dated as of May 10, 1996 (the "Warrant Agreement"), a copy of which is appended hereto as Exhibit A. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Warrant Agreement.

         Sunrise desires to withdraw as a party to the Warrant Agreement and to terminate its rights and obligations thereunder. The other parties to the Warrant Agreement have agreed to the withdrawal of Sunrise, and have agreed to substitute ISCC as a party for Sunrise. ISCC has agreed to become a party to the Warrant Agreement on the same terms and conditions as Sunrise. Accordingly, the parties have agreed to substitute ISCC for Sunrise under the Warrant Agreement in accordance with the terms of this Amendment to Warrant Modification and Exercise Agreement (this "Amendment").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Amendment to Warrant Agreement.

         The parties hereby amend the Warrant Agreement to substitute ISCC for Sunrise, and hereafter Sunrise shall have no further rights or obligations under the Warrant Agreement and ISCC shall have all the rights and obligations that Sunrise previously had under the Warrant Agreement. ISCC hereby acknowledges and agrees that it shall be bound by the terms of the Warrant Agreement as if it had been an original signatory thereto.

2.       Delivery of the Warrant Shares to ISCC.

         ISCC hereby acknowledges receipt of the certificates representing the Unencumbered Warrant Shares and the Escrow Shares.




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3.       Miscellaneous.

         (a) The parties hereby acknowledge that the Escrow Agreement and the related Pledge Agreement made by Low to Vertical and Matzner have been terminated and that the certificates representing the Escrow Shares were delivered to Sunrise under the Warrant Agreement.

         (b) The terms "this Agreement," "hereof," "hereunder," and words of like meaning appearing in the Warrant Agreement shall mean and refer to the Agreement as amended by this Amendment.

         (c) Notices given to ISCC shall be given in the manner provided in the Warrant Agreement as follows:

                  Israel Securities Center Corp.
                  310 Madison Avenue
                  Suite 503
                  New York, New York  10017
                  Attn:  Isaac Vidomlanski

         (d) Except as otherwise amended pursuant to this Amendment, the Warrant Agreement shall remain in full force and effect, and the parties hereto hereby reaffirm each of


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their respective agreements, covenants and obligations set forth therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              STRATASYS, INC.

                              By:  /s/ S. Scott Crump
                                   ------------------------------------------
                                       S. Scott Crump, President

                              VERTICAL FINANCIAL INC.

                              By:  /s/ Jacob Agam
                                   ------------------------------------------
                                       Jacob Agam, President

                                    /s/ Nathan Low
                              -----------------------------------------------
                                       Nathan Low

                                    /s/ Robb Matzner
                              -----------------------------------------------
                                       Robb Matzner

                                    /s/ Floy L. Shaeffer
                              -----------------------------------------------
                                       Floy L. Shaeffer

                                    /s/ Donald Heimstaedt
                              -----------------------------------------------
                                       Donald Heimstaedt

                              SUNRISE SECURITIES CORP.

                              By:  /s/ Nathan Low
                                   ------------------------------------------
                                       Nathan Low, President

                              ISRAEL SECURITIES CENTER CORP.

                              By:  /s/ Isaac Vidomlanski
                                   ------------------------------------------
                                       Isaac Vidomlanski, President



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